UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): July 9, 2009

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-04892	64-0500378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Woodrow Wilson Avenue
Jackson, MS 39207
(Address of principal executive offices (zip code))

601-948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01 Other Events

On July 10, 2009, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing the damage by fire on July 9, 2009, of a portion of its egg production complex in Farwell, Texas.  A copy of the Company’s press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits

99.1                      Press Release issued by the Company on July 10, 2009

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.

Date: July 13, 2009	By:	/s/ Fred R. Adams, Jr.
Fred R. Adams, Jr.
Chairman of the Board and Chief Executive Officer